UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 27, 2014

CBS Outdoor Americas Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36367	46-4494703
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

405 Lexington Avenue, 17th Floor New York, New York	10174
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (212) 297-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Master Separation Agreement

On April 2, 2014, in connection with the closing of the IPO (as defined below), CBS Outdoor Americas Inc., a Maryland corporation (the “Company”), entered into a Master Separation Agreement (the “Master Separation Agreement”) with CBS Corporation, a Delaware corporation (“CBS”). The Master Separation Agreement provides for, among other things, the responsibility of the Company for liabilities relating to the Company’s business and the responsibility of CBS for liabilities unrelated to the Company’s business. The Master Separation Agreement also contains indemnification obligations and ongoing commitments of the Company and CBS.

In addition, the Master Separation Agreement contains provisions allocating between the Company and CBS liabilities relating to the employment of current and former employees of the Company’s business and the compensation and benefit plans and programs in which such employees participate. In general, the Company will assume or retain liabilities relating to the employment, compensation and benefits of current and former employees of the Company’s business; however, CBS will retain liabilities related to current and former employees of the Company’s business under certain defined benefit pension plans sponsored by CBS.

The description of the Master Separation Agreement is qualified in its entirety by reference to the full text of the Master Separation Agreement attached hereto as Exhibit 2.1.

Tax Matters Agreement

On April 2, 2014, in connection with the closing of the IPO, the Company entered into a Tax Matters Agreement (the “Tax Matters Agreement”) with CBS. The Tax Matters Agreement governs the respective rights, responsibilities and obligations of the Company and CBS with respect to tax liabilities and benefits, tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings and other matters regarding taxes for the periods during which the Company is a member of the CBS consolidated tax group. The Tax Matters Agreement also separately allocates among the parties any tax liability arising as a result of any failure of the Company’s planned split-off from CBS to qualify as a tax-free transaction.

The description of the Tax Matters Agreement is qualified in its entirety by reference to the full text of the Tax Matters Agreement attached hereto as Exhibit 10.1.

Transition Services Agreement

On April 2, 2014, in connection with the closing of the IPO, the Company entered into a Transition Services Agreement (the “Transition Services Agreement”) with CBS. Pursuant to the Transition Services Agreement, CBS will provide the Company with certain limited services, and the Company will provide certain limited services to CBS, in each case, on an interim basis. The services to be provided to the Company by CBS will include legal, finance, information technology, insurance, tax and employment functions. The agreed-upon charges for such services will generally be on a cost-plus-margin basis and the Company will reimburse CBS for its out-

of-pocket costs. The liability of CBS and the Company under the transition services agreement for the services they provide will generally be limited. The Company anticipates that it will generally be in a position to complete the transition from all services provided by CBS on or before 12 months following the completion of the Company’s separation from CBS.

The description of the Transition Services Agreement is qualified in its entirety by reference to the full text of the Transition Services Agreement attached hereto as Exhibit 10.2.

License Agreement

On April 2, 2014, in connection with the closing of the IPO, the Company entered into a License Agreement (the “License Agreement”) with CBS Broadcasting Inc., a Delaware corporation and a wholly owned subsidiary or CBS. Pursuant to the License Agreement, the Company will have the right to use “CBS” in the corporate names of the Company and its subsidiaries for up to 90 days from the Company’s separation from CBS. Pursuant to the License Agreement, the Company will also have the right to use the “CBS” mark and the “CBS” logo on its outdoor advertising billboards for up to 18 months from the Company’s separation from CBS.

The description of the License Agreement is qualified in its entirety by reference to the full text of the License Agreement attached hereto as Exhibit 10.3.

Registration Rights Agreement

On April 2, 2014, in connection with the closing of the IPO, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with CBS. Pursuant to the Registration Rights Agreement, the Company provided CBS and its affiliated entities with certain registration rights for shares of the Company’s common stock owned by them, as follows:

Demand Registration Rights. CBS and its affiliated entities will be entitled to certain demand registration rights. Subject to a “lock-up” period for the IPO, such holders may, on not more than five occasions, request that the Company register all or a portion of their shares, subject to customary limitations.

Piggyback Registration Rights. In the event that the Company proposes to register any of the Company’s equity securities or securities convertible into or exchangeable for the Company’s equity securities under the Securities Act of 1933, as amended (the “Securities Act”), either for the Company’s own account or for the account of other security holders, CBS and its affiliated entities will be entitled to certain “piggyback” registration rights allowing them to include the Company’s shares that they own in such registration, subject to customary limitations. As a result, whenever the Company proposes to file a registration statement under the Securities Act, other than with respect to a registration statement on Form S-4 or S-8 or certain other exceptions, CBS and its affiliated entities are entitled to notice of the registration and have the right, subject to certain limitations, to include their shares in the registration.

The description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement attached hereto as Exhibit 10.4.

Director Indemnification Agreements

On April 2, 2014, in connection with the closing of the IPO, the Company entered into separate indemnification agreements (the “Indemnification Agreements”) with each of its directors in the form attached hereto as Exhibit 10.5. Each Indemnification Agreement provides, among other things, for indemnification as provided in the agreement and otherwise to the fullest extent permitted by law and the Company’s Articles of Amendment and Restatement and the Company’s Amended and Restated Bylaws against judgments, fines, penalties, amounts paid in settlement and reasonable expenses, including attorneys’ fees. The Indemnification Agreements provide for the advancement or payment of expenses to the indemnitee and for reimbursement to the Company if it is found that such indemnitee is not entitled to such advancement.

The description of the Indemnification Agreement is qualified in its entirety by reference to the full text of the form of Indemnification Agreements attached hereto as Exhibit 10.5.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

Effective as of March 28, 2014, the Board of Directors (the “Board”) of the Company increased the size of the Board to seven members and elected Anthony G. Ambrosio, Jeremy J. Male (the Chief Executive Officer of the Company), Peter Mathes, Lawrence P. Tu and Joseph H. Wender as members of the Board to fill the vacancies created by such increase, which election was approved by a wholly owned subsidiary of CBS, as the sole stockholder of the Company. Information regarding the compensation of Messrs. Ambrosio, Male, Mathes, Tu and Wender for their services as directors is set forth in the section of the Company’s prospectus (the “Prospectus”) filed on March 27, 2014 pursuant to Rule 424(b) under the Securities Act relating to the Registration Statement on Form S-11, as amended (Registration No. 333-189643) (the “Registration Statement”) entitled “Management.” Information regarding the disclosure required by Item 404(a) of Regulation S-K is set forth in the section of the Company’s Prospectus entitled “Certain Relationships and Related-Person Transactions.”

Classification of Board

Effective as of March 28, 2014, the Board divided the Board into three classes with staggered three-year terms and determined that:

•	the Class I directors will be Anthony G. Ambrosio, Peter Mathes and Lawrence P. Tu, and their initial terms will expire at the annual meeting of stockholders first occurring after March 28, 2014;

•	the Class II directors will be Joseph R. Ianniello and Leslie Moonves, and their initial terms will expire at the second annual meeting of stockholders occurring after March 28, 2014; and

•	the Class III directors will be Jeremy J. Male and Joseph H. Wender, and their initial terms will expire at the third annual meeting of stockholders occurring after March 28, 2014.

Audit Committee

Effective as of March 28, 2014, the Board established an Audit Committee of the Board and appointed Joseph H. Wender, Joseph R. Ianniello and Peter Mathes as the initial members of the committee, with Mr. Wender appointed to serve as the Chair of the committee.

Benefits Plans

Effective as of March 27, 2014, the Board adopted the CBS Outdoor Americas Inc. Omnibus Incentive Plan (the “Omnibus Incentive Plan”) and CBS Outdoor Americas Inc. Executive Bonus Plan (the “Executive Bonus Plan”). Descriptions of the Omnibus Incentive Plan and the Executive Bonus Plan are set forth in the section entitled “Executive Compensation” of the Company’s Prospectus. The descriptions of the Omnibus Incentive Plan and the Executive Bonus Plan are qualified in its entirety by reference to the full text of the Omnibus Incentive Plan and the Executive Bonus Plan, attached hereto as Exhibits 10.6 and 10.7, respectively.

Election of President and COO

Effective as of March 28, 2014, the Board elected Wally Kelly as the Company’s President and Chief Operating Officer. Information regarding the disclosure required by Items 401(b), (d) and (e) and Item 404(a) of Regulation S-K is set forth in the sections of the Company’s Prospectus entitled “Management—Executive Officers Upon Completion of the Offering” and “Certain Relationships and Related-Person Transactions.” Information regarding the compensation of Mr. Kelly for his service as President and Chief Operating Officer is set forth in the section of the Company’s Prospectus entitled “Executive Compensation.” The description of Mr. Kelly’s employment agreement in the section of the Company’s Prospectus entitled “Executive Compensation—Employment Agreements” is qualified in its entirety by reference to the full text of Mr. Kelly’s employment agreement, dated as of August 21, 2013, attached hereto as Exhibit 10.8.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Articles of Amendment and Restatement

On March 28, 2014, the Company’s Articles of Amendment and Restatement became effective. A description of the Articles of Amendment and Restatement is set forth in the sections of the Prospectus entitled “Description of Securities” and “Certain Provisions of Maryland Law and of Our Charter and Bylaws.” The description of the Articles of Amendment and Restatement is qualified in its entirety by reference to the full text of the Articles of Amendment and Restatement attached hereto as Exhibit 3.1.

Amendments to Bylaws

On March 28, 2014, the Company’s Amended and Restated Bylaws became effective. The description of the Amended and Restated Bylaws set forth in the section of the Prospectus entitled “Description of Capital Stock” is incorporated herein by reference. A description of the Amended and Restated Bylaws is set forth in the sections of the Prospectus entitled “Description of Securities” and “Certain Provisions of Maryland Law and of Our Charter and Bylaws.” The description of the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws attached hereto as Exhibit 3.2.

Item 8.01	Other Events.

On April 2, 2014, the Company consummated its previously announced initial public offering of its common stock, par value $0.01 per share, at a public offering price of $28.00 per share (the “IPO”). The Company sold 23,000,000 shares of its common stock, including 3,000,000 shares of common stock sold pursuant to the underwriters’ option to purchase an additional shares of the Company’s common stock.

The Company issued a press release in connection with the pricing of the IPO on March 27, 2014 and the closing of the IPO on April 2, 2014. Copies of each press release are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein in their entirety by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

2.1	Master Separation Agreement, dated as of April 2, 2014, by and between the Registrant and CBS Corporation.

3.1	Articles of Amendment and Restatement of the Registrant effective March 28, 2014.

3.2	Amended and Restated Bylaws of the Registrant effective March 28, 2014.

10.1	Tax Matters Agreement, dated as of April 2, 2014, by and between the Registrant and CBS Corporation.

10.2	Transition Services Agreement, dated as of April 2, 2014, by and between the Registrant and CBS Corporation.

10.3	License Agreement, dated as of April 2, 2014, by and between the Registrant and CBS Broadcasting Inc.

10.4	Registration Rights Agreement, dated as of April 2, 2014, by and between the Registrant and CBS Corporation.

10.5	Form of Director Indemnification Agreement (incorporated by reference to Exhibit 10.5 to the Registrant’s Registration Statement on Form S-11, as amended (Registration No. 333-189643)).

10.6	CBS Outdoor Americas Inc. Omnibus Incentive Plan effective March 27, 2014.

10.7	CBS Outdoor Americas Inc. Executive Bonus Plan effective March 27, 2014.

10.8	Form of Director Indemnification Agreement (incorporated by reference to Exhibit 10.11 to the Registrant’s Registration Statement on Form S-11, as amended (Registration No. 333-189643)).

99.1	Press Release dated March 27, 2014.

99.2	Press Release dated April 2, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBS OUTDOOR AMERICAS INC.
(Registrant)

By:	/s/ Donald R. Shassian
Name:	Donald R. Shassian
Title:	Executive Vice President and Chief Financial Officer

Date: April 2, 2014

Exhibit Index

Exhibit	Description

2.1	Master Separation Agreement, dated as of April 2, 2014, by and between the Registrant and CBS Corporation.

3.1	Articles of Amendment and Restatement of the Registrant effective March 28, 2014.

3.2	Amended and Restated Bylaws of the Registrant effective March 28, 2014.

10.1	Tax Matters Agreement, dated as of April 2, 2014, by and between the Registrant and CBS Corporation.

10.2	Transition Services Agreement, dated as of April 2, 2014, by and between the Registrant and CBS Corporation.

10.3	License Agreement, dated as of April 2, 2014, by and between the Registrant and CBS Broadcasting Inc.

10.4	Registration Rights Agreement, dated as of April 2, 2014, by and between the Registrant and CBS Corporation.

10.5	Form of Director Indemnification Agreement (incorporated by reference to Exhibit 10.5 to the Registrant’s Registration Statement on Form S-11, as amended (Registration No. 333-189643)).

10.6	CBS Outdoor Americas Inc. Omnibus Incentive Plan effective March 27, 2014.

10.7	CBS Outdoor Americas Inc. Executive Bonus Plan effective March 27, 2014.

10.8	Form of Director Indemnification Agreement (incorporated by reference to Exhibit 10.11 to the Registrant’s Registration Statement on Form S-11, as amended (Registration No. 333-189643)).

99.1	Press Release dated March 27, 2014.

99.2	Press Release dated April 2, 2014.